WELLS FARGO FUNDS TRUST

Diversified Small Cap Fund

Class A and Class B

International Equity Fund

Class A, Class B and Class C

Specialized Health Sciences Fund

Specialized Technology Fund

Class A, Class B and Class C

Supplement dated May 17, 2001 to the

Prospectus dated February 1, 2001

At its May 8, 2001 meeting, the Board of Trustees of Wells Fargo Funds Trust (the "Board") unanimously approved the conversion of the Class A and Class B shares of the Diversified Small Cap Fund into Institutional Class shares of the same Fund. The conversion is expected to occur in the fourth quarter of this year. Effective May 31, 2001, Class A and Class B shares of the Diversified Small Cap Fund are closed to new investors.

Effective May 11, 2001, Cynthia A. Tusan, CFA, is solely responsible as the portfolio manager for the day-to-day management of the International Equity Fund. Ms. Tusan joined Wells Capital Management Incorporated ("WCM") in 1996 from Wells Fargo Bank, N.A. where she managed individual and institutional investment management and trust accounts since 1989. She earned a BA in economics from Bryn Mawr College and an MBA from the Anderson School of Management at the University of California. Also effective May 11, 2001, Katherine Schapiro and Stacey Ho no longer serve as portfolio managers of the International Equity Fund.

Dresdner RCM Global Investors LLC ("Dresdner"), an indirect wholly owned subsidiary of Dresdner Bank A.G. ("Dresdner Bank"), is the sub-advisor for the Specialized Health Sciences Fund and Specialized Technology Fund (the "Specialized Funds"). Allianz A.G. has announced that it would make an offer to acquire Dresdner Bank (the "Acquisition"). The Acquisition is expected to be completed in late July or early August 2001. The Acquisition will result in a change of control of Dresdner and the automatic termination of Dresdner’s existing sub-advisory agreement with the Specialized Funds. In order for Dresdner to continue to serve as the sub-advisor to the Specialized Funds, the Board as well as the shareholders of each Specialized Fund must approve a new investment sub-advisory agreement with Dresdner (the "New Agreement"). At its May 8, 2001 meeting, the Board approved the New Agreement and an interim agreement covering the period from the time of the closing of the Acquisition to the time shareholders approve the New Agreement. Shareholders of each Specialized Fund will receive proxy materials describing the proposed New Agreement, and Special Meetings of shareholders are expected to occur in the fourth quarter of 2001.

WELLS FARGO FUNDS TRUST

Disciplined Growth Fund

Institutional Class

International Equity Fund

Institutional Class

Supplement dated May 17, 2001 to the

Prospectus dated February 1, 2001

At its May 8, 2001 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved, and recommended that Fund shareholders approve, the merger of the Disciplined Growth Fund into the Equity Income Fund. If the Disciplined Growth Fund merger is approved by Fund shareholders, Disciplined Growth Fund shareholders will receive shares of the Equity Income Fund, equal in value to their Disciplined Growth Fund shares, in a tax-free reorganization. Shareholders of the Disciplined Growth Fund will receive proxy materials describing the proposed merger, and a Special Meeting of Shareholders is expected to occur in the third quarter of this year. Effective May 31, 2001, the Disciplined Growth Fund is closed to new investors.

Effective May 11, 2001, Cynthia A. Tusan, CFA, is solely responsible as the portfolio manager for the day-to-day management of the International Equity Fund. Ms. Tusan joined Wells Capital Management Incorporated ("WCM") in 1996 from Wells Fargo Bank, N.A. where she managed individual and institutional investment management and trust accounts since 1989. She earned a BA in economics from Bryn Mawr College and an MBA from the Anderson School of Management at the University of California. Also effective May 11, 2001, Katherine Schapiro and Stacey Ho no longer serve as portfolio managers of the International Equity Fund.